This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

Cushman & Wakefield, Inc.                                        Cushman &
51 West 52nd Street                                             Wakefield(R)
New York, NY 10019-6178                                     Improving your place
(212) 841-7500                                                 in the world.

                                           November 20, 1996

Mr. Mark D. Ettenger
Vice President
Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004

                                           Re:    Update Appraisal
                                                  Cadillac Fairview Portfolio
                                                  (Herein "Portfolio")

Dear Mark:

      In accordance with our Letter of Engagement, Cushman & Wakefield is pleased to provide our updated appraisal of the above captioned portfolio which is more completely described in the attached Exhibit A.

      Specifically, we are providing a value estimate for the portfolio based upon changes to the property which have occurred from the date of our prior appraisals (dated April through June 1996, herein "Original Appraisals") for the portfolio through November 20, 1996. Based upon our original appraisals, the portfolio had an aggregate market value of $416.0 million.

      As specified in the Letter of Engagement, the value opinions reported herein as of our current date of value are qualified by certain assumptions, limiting conditions, certifications, and definitions which are set forth within the accompanying text. It is also specifically stated that our conclusions are the results of a limited appraisal process which incorporate our original, self-contained complete appraisal reports by reference. It is understood that this update report should only be relied upon by someone familiar with the original appraisals.

      This Update Appraisal ("Update") has been prepared in accordance with the Uniform Standards of Professional Appraisal Practice (USPAP).

Purpose of this Update Appraisal

      This Update Report is being prepared for Goldman Sachs Mortgage Company in connection with the underwriting of a proposed financing to Cadillac Fairview U.S. Inc. (the client to which our Original Appraisals are addressed) which will be secured by the Portfolio as collateral.

Intended Use of this Update Appraisal

      We agree that participants to this financing may rely on this update appraisal provided they have full and unrestricted access to our Original Appraisals.

Cushman & Wakefield, Inc.

Mr. Mark D. Ettenger
Goldman Sachs Mortgage Company           -2-                   November 20, 1996


      We understand that the Update will be used, and consent to its use, in connection with one or more financings of the Portfolio (as well as the sale of participations or securities representing interests in any such financings) and we understand that the Update will be relied upon, and consent to reliance thereon, by you, the borrower, the initial and subsequent holders from time to time of any debt and/or debt securities secured directly or indirectly by the Portfolio (provided that such holders are "Qualified Institutional Buyers" ("QIBS") as defined in Rule 144A ("Rule 144A" promulgated under the Securities Act of 1933, as amended), any indenture trustee, servicer or other agent acting on behalf of such holders of such debt and/or debt securities, any credit rating agencies and the provider(s) from time to time of any liquidity facility or credit support for such financings, Goldman, Sachs & Co. and its affiliates and all successors and assigns of any of the persons mentioned above.

      Further, with respect to offering materials used in a registered public offering for investment grade rates securities, we hereby (a) consent to the description of the Update and Original Appraisals, (b) agree that if the Securities Exchange Commission ("SEC") shall request that Cushman & Wakefield companies which prepared the reports be specifically identified in the offering materials and/or that the appraisals be summarized in greater detail subject to our review and approval in writing, which approval will not be unreasonably withheld or delayed and/or that the appraisals and/or update be included in any registration statement and/or that the Cushman & Wakefield companies which prepared the Update and Original Appraisals be named as experts therein, we will permit the same. You will afford to us a reasonable opportunity to discuss with the SEC the need and/or appropriateness of any such request by the SEC.

      Notwithstanding the foregoing reference to QIBS, we further understand that you may desire that offering materials used from time to time in connection with the offer and sale of any such participations or securities contain references to the Cushman & Wakefield companies, which prepared the Update and Original Appraisals, and to the Update and Original Appraisals, including a summary of the Update and Original Appraisals. With respect to such offering materials, we hereby consent to the inclusion therein of such references and summaries, subject to our right to approve, in writing (such approval not to be unreasonably withheld or delayed), all such references prior to publication or use of such materials. Further, you will have the right, with respect to any references to, or summaries of the Update and Original Appraisals pursuant to the above terms, to request the Cushman & Wakefield companies which prepared the Update and Original Appraisals to certify you that references or summaries represent fair and accurate references to, or summaries of the Update and Original Appraisals and upon such request such Cushman & Wakefield companies shall so certify (such certification not to be unreasonably withheld or delayed).

                                         EXHIBIT A - CADILLAC FAIRVIEW PORTFOLIO
--------------------------------------------------------------------------------

====================================================================================================================================
                                                                            Owned       Original       Original         Nov. 13,
                                             Property         GLA (SF)     GLA (SF)     Date of         Value          1996 Value
Property Name/Location                         Type                                      Value        Conclusion       Conclusion
====================================================================================================================================
Northpark Mall                               2-Level          956,400      309,675      June-96      $ 85,000,000     $ 85,000,000
Ridgeland, MS                            Super-regional
------------------------------------------------------------------------------------------------------------------------------------
Galleria at White Plains                     4-Level          882,728      326,813       May-96      $100,000,000     $100,000,000
White Plains, NY                            Regional
------------------------------------------------------------------------------------------------------------------------------------
Dover Mall and Commons                    Single-Level                                  April-96     $ 59,500,000     $ 59,500,000
Dover, DE                                 Regional and        671,493/     418,013/
                                          Strip Center         51,976       51,976
------------------------------------------------------------------------------------------------------------------------------------
Golden East Crossing                      Single-Level        572,914      459,957      June-96      $ 39,000,000     $ 38,000,000
Rocky Mount, NC                            Regional
------------------------------------------------------------------------------------------------------------------------------------
The Esplanade Shopping Mall                 2-Level           910,555      413,015      April-96     $ 80,000,000     $ 80,000,000
Kenner,LA                                  Regional
------------------------------------------------------------------------------------------------------------------------------------
Market Square at North DeKalb Mall        Single-Level        630,830      358,878      April-96     $ 17,000,000     $ 15,900,000
DeKalb County, GA                          Regional
------------------------------------------------------------------------------------------------------------------------------------
Shannon Southpark Mall                    Single-Level        774,700      280,659      April-96     $ 35,500,000     $ 35,500,000
Union City, GA                             Regional
====================================================================================================================================
Total                                                       5,451,596    2,618,986                   $416,000,000     $413,900,00O
====================================================================================================================================

                                             ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------

"Appraisal" means the appraisal report and opinion of value stated therein, or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

"C&W" means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

The Appraisal has been made subject to the following assumptions and limiting conditions:

1. This is an Update Appraisal intended to comply with the Uniform Standards of Professional Appraisal Practice. This appraisal incorporates our original, self-contained complete appraisal reports by reference.

2. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

3. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

4. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

5. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

6. Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

7. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or

                                             Assumptions and Limiting Conditions
--------------------------------------------------------------------------------

      structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

8. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

9. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

10. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraisers best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

11. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

12. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.

                                                      CERTIFICATION OF APPRAISAL
--------------------------------------------------------------------------------

         We certify that, to the best of our knowledge and belief:

1.    The properties have not been reinspected.

2.    The statements of fact contained in this report are true and correct.

3. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

6. In addition to the undersigned, professional assistance has been provided by Robert Nardella, Luten Teate, MAI, and Jay Booth.

7. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. As of the date of this report, Richard W. Latella and Luten Teate have completed the requirements of the continuing education program of the Appraisal Institute.


      /s/ Richard W. Latella

      Richard W. Latella, MAI
      Senior Director
      Retail Valuation Group

Cushman & Wakefield, Inc.

Mr. Mark D. Ettenger                                           November 20, 1996
Goldman Sachs Mortgage Company            -3-


Identification of the Property

      The property comprises a portfolio of seven regional malls and one adjacent strip center more completely described in the attached Exhibit A. At the time of our original appraisal, the portfolio had a total GLA of approximately 5,451,600 square feet of which approximately 2,619,000 square feet were owned by Cadillac Fairview and the balance (generally comprised of department stores) were under separate ownership.

Extent of the Appraisal Process

      In the process of preparing this update appraisal, we:

      o Did not reinspect the property, having relied upon our most recent inspections performed over the course of the last seven months;

      o Interviewed representatives of ownership, including Cadillac Fairview personnel as well as the on-site managers;

      o Reviewed an update of leasing activity, including lease status reports, tenants concessions, tenant built-out allowances and history of recent rental rates and occupancy with company and mail personnel;

      o     Reviewed a revised income and expense budget forecast for 1996;

      o Conducted market research of occupancies, asking rents, concessions and operating expenses at competing retail properties, including interviews with on-site managers and a review of our own data base from pervious appraisal files;

      o Conducted market inquires into recent sales of similar retail centers to ascertain sale prices per square foot, effective gross income multipliers, and capitalization rates;

      o Made inquiries into the trading area for the mall as well as the local economy for changes since our original appraisal;

      o Reviewed the most recent reports on tenant sales activity at each center;

      o Reviewed current surveys for each property and reconciled differences in reported land area to our satisfaction; and

      o Reconciled any differences in value from our original appraisal through November 20, 1996, the effective date of value for this update appraisal.

Cushman & Wakefield, Inc.

Mr. Mark D. Ettenger
Goldman Sachs Mortgage Company          -4-                    November 20, 1996


Changes to the Property/Market

      As outlined in the Extent of the Appraisal Process, we have reconciled changes to the property and the market as defined herein. Based upon our review of the current data available for each asset, a few changes are noteworthy. It became apparent during our review of Market Square, that some of the leasing we had anticipated had not come to fruition. As such, occupancy had decreased below where it was at the time of our last appraisal and sales had slipped slightly. For these reasons, we have concluded a change in value.

      We have also been provided with current surveys for the properties which resulted in some minor differences in land size as compared to our original appraisal. With the exception of Golden East Crossing, we have determined that there has been no significant impact on value because of these differences. In our original appraisal of Golden East Crossing, we had valued three outparcels. It has since been determined that these outparcels are not part of the collateral and should be excluded. As such, this would result in a concurrent reduction in value for this property. Based upon our review of the data, we are of the conclusion that there has been no other significant changes to the portfolio.

Highest and Best Use

      According to the Dictionary of Real Estate Appraisal, highest and best use of the property as improved is defined as:

      The use that should be made of a property as it exists. An existing property should be renovated or retained so long as it continues to contribute to the total market value of the property, or until the return from a new improvement would more than offset the cost of demolishing the existing building and constructing a new one.

      Based upon our review of each asset, we are of the opinion that the highest and best use is for continued retail occupancy.

Valuation Process

      Our review of the data has led us to conclude that there is a change in value with respect to Market Square. In this instance we have relied principally upon the Income Capitalization Approach. Through the process of updating our projections and forecasts, we have determined that the market value of Market Square is $15,900,000, a reduction of $1,100,000 from our conclusion of $17,000,000 in the Original Appraisal. In addition, since it has been determined that the outparcels at Golden East Crossing are not a part of the collateral, we have cause to reduce our value conclusion from $39,000,000 to $38,000,000 in this update appraisal.

Cushman & Wakefield, Inc.

Mr. Mark D. Ettenger
Goldman Sachs Mortgage Company        -5-                      November 20, 1996


      In view of the above, we are of the opinion that the market value of the individual portfolio properties totals $413,900,000, as of November 20, 1996, our current date of value. The attached schedule summarizes our final conclusions for the portfolio.

                                              Sincerely,
                                              Cushman & Wakefield


                                              /s/ Richard W. Latella

                                              Richard W. Latella, MAI
                                              Senior Director
                                              Retail Valuation Group

RWL:emf